Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS GAAP EPS OF $0.50; NON-GAAP EPS OF $0.64

Without the effect of U.S. Dollar strengthening both would have been 4 cents higher

CLOUD SAAS AND PAAS REVENUES UP 57% IN U.S. DOLLARS AND UP 61% IN CONSTANT CURRENCY

REDWOOD SHORES, Calif., March 15, 2016 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2016 Q3 results. The strengthening of the U.S. dollar compared to foreign currencies had a significant impact on results in the quarter. Total Revenues were $9.0 billion, down 3% in U.S. dollars and up 1% in constant currency. Cloud plus On-Premise Software Revenues were $7.1 billion, down 1% in U.S. dollars and up 3% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $583 million, up 57% in U.S. dollars and up 61% in constant currency. Cloud infrastructure as a service (IaaS) revenues were $152 million, down 2% in U.S. dollars and up 2% in constant currency. Total Cloud Revenues were $735 million, up 40% in U.S. dollars and up 44% in constant currency. Total On-Premise Software Revenues were $6.3 billion, down 4% in U.S. dollars and unchanged in constant currency. Total Hardware Revenues were $1.1 billion, down 13% in U.S. dollars and down 8% in constant currency. Total Services Revenues were $793 million, down 7% in U.S. dollars and down 2% in constant currency.

Operating Income was $3.0 billion and Operating Margin was 34%. Non-GAAP Operating Income was $3.8 billion and non-GAAP Operating Margin was 42%. Net Income was $2.1 billion while non-GAAP Net Income was $2.7 billion. Earnings Per Share was $0.50, while non-GAAP Earnings Per Share was $0.64. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported GAAP and non-GAAP Earnings Per Share would have been 4 cents higher.

Short-term deferred revenues were $6.9 billion, up 7% in U.S. dollars and up 11% in constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $14.1 billion.

“Our Cloud SaaS and PaaS revenue growth rate accelerated to 61% in constant currency in Q3,” said Oracle CEO, Safra Catz. “This dramatic revenue increase drove our non-GAAP SaaS and PaaS gross margins up to 51% in Q3 as compared with 43% in Q2. Our cloud business is now in a hyper-growth phase. Our gross margins are climbing toward our target of 80%. These two factors will ignite substantial EPS and cash flow growth over Oracle’s next few quarters.”

“Our SaaS and PaaS gross deferred revenue grew 96% in Q3 – twice as fast as Workday and three times faster than Salesforce.com reported in their most recent quarters,” said Oracle CEO, Mark Hurd. “Q3 SaaS and PaaS bookings were up 77% in constant currency. We added 942 new SaaS customers in the quarter, including several customers that switched from Workday HCM to Oracle Fusion HCM. We had more than 250 customers go live on Fusion SaaS HCM and Fusion ERP in Q3 alone. We now have over 11,000 SaaS customers with nearly 2,000 Fusion ERP customers – ten times more ERP customers than Workday claims to have.”

“In absolute dollar terms, Oracle is already selling more enterprise SaaS and PaaS new cloud revenue than any other company in the world – including Salesforce.com,” said Larry Ellison, Oracle Chairman and CTO. “We are growing much faster than Salesforce.com. We also have many more SaaS products than Salesforce.com. In some of our most important SaaS markets, such as ERP, HCM, Supply Chain and Manufacturing, Salesforce.com does not participate at all. By successfully competing in all of these markets, Oracle has the ability to sustain its high growth over a long period of time. That should make it easy for us to pass Salesforce.com and become the largest SaaS and PaaS cloud company in the world.”

The Board of Directors also declared a quarterly cash dividend of $0.15 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on April 14, 2016, with a payment date of April 28, 2016.

Oracle also announced that its Board of Directors authorized the repurchase of up to an additional $10 billion of common stock under its existing share repurchase program in future quarters.

Q3 Fiscal 2016 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at

http://www.oracle.com/investor. In addition, Oracle’s Q3 results and Fiscal 2016 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 67000932.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations of future growth in our gross margins, EPS and cash flow; the timing of such growth; the growth of our cloud business generally; and the competitive landscape for enterprise cloud are all “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, geopolitical and market conditions, including the continued slow economic recovery in Europe, parts of the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for contracts. (3) Our cloud computing strategy, including our Cloud SaaS, PaaS, IaaS and Database as a Service offerings, may not be successful. (4) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware products or purchase or renew support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or subject to a successful cyber-attack, or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our U.S. Securities and Exchange Commission (SEC) filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 15, 2016. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended						% Increase		% Increase (Decrease)
	February 29, 2016	% of Revenues		February 28, 2015	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$583	6%		$372	4%		57%		61%
Cloud infrastructure as a service	152	2%		155	2%		(2%	)	2%

Total cloud revenues	735	8%		527	6%		40%		44%

New software licenses	1,680	18%		1,982	21%		(15%	)	(11%	)
Software license updates and product support	4,669	52%		4,661	50%		0%		5%

Total on-premise software revenues	6,349	70%		6,643	71%		(4%	)	0%

Total cloud and on-premise software revenues	7,084	78%		7,170	77%		(1%	)	3%

Hardware products	604	7%		712	8%		(15%	)	(10%	)
Hardware support	531	6%		587	6%		(10%	)	(5%	)

Total hardware revenues	1,135	13%		1,299	14%		(13%	)	(8%	)

Total services revenues	793	9%		858	9%		(7%	)	(2%	)

Total revenues	9,012	100%		9,327	100%		(3%	)	1%

OPERATING EXPENSES
Sales and marketing	1,903	21%		1,839	20%		3%		8%
Cloud software as a service and platform as a service	292	3%		203	2%		44%		48%
Cloud infrastructure as a service	88	1%		88	1%		(1%	)	2%
Software license updates and product support	293	3%		300	3%		(2%	)	2%
Hardware products	338	4%		367	4%		(8%	)	(1%	)
Hardware support	171	2%		218	2%		(21%	)	(17%	)
Services	657	7%		724	8%		(9%	)	(4%	)
Research and development	1,419	16%		1,370	15%		4%		5%
General and administrative	290	3%		252	3%		15%		20%
Amortization of intangible assets	408	5%		527	6%		(23%	)	(23%	)
Acquisition related and other	11	0%		8	0%		38%		42%
Restructuring	115	1%		48	0%		141%		157%

Total operating expenses	5,985	66%		5,944	64%		1%		4%

OPERATING INCOME	3,027	34%		3,383	36%		(11%	)	(5%	)
Interest expense	(360)	(4%	)	(273)	(2%	)	32%		32%
Non-operating income, net	65	0%		40	0%		62%		86%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,732	30%		3,150	34%		(13%	)	(7%	)

Provision for income taxes	590	6%		655	7%		(10%	)	(3%	)

NET INCOME	$2,142	24%		$2,495	27%		(14%	)	(8%	)

EARNINGS PER SHARE:
Basic	$0.51			$0.57
Diluted	$0.50			$0.56
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,182			4,389
Diluted	4,256			4,494

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended February 29, 2016 compared with the corresponding prior year period decreased our revenues by 4 percentage points, operating expenses by 3 percentage points and operating income by 6 percentage points.

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	February 29, 2016 GAAP	Adj.	February 29, 2016 Non-GAAP	February 28, 2015 GAAP	Adj.	February 28, 2015 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$9,012	$2	$9,014	$9,327	$7	$9,334	(3%)	(3%)	1%	1%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$7,084	$2	$7,086	$7,170	$6	$7,176	(1%)	(1%)	3%	3%
Cloud software as a service and platform as a service	583	2	585	372	3	375	57%	56%	61%	60%
Cloud infrastructure as a service	152	—	152	155	—	155	(2%)	(2%)	2%	2%
New software licenses	1,680	—	1,680	1,982	—	1,982	(15%)	(15%)	(11%)	(11%)
Software license updates and product support	4,669	—	4,669	4,661	3	4,664	0%	0%	5%	5%
TOTAL HARDWARE REVENUES	$1,135	$—	$1,135	$1,299	$1	$1,300	(13%)	(13%)	(8%)	(8%)
Hardware products	604	—	604	712	—	712	(15%)	(15%)	(10%)	(10%)
Hardware support	531	—	531	587	1	588	(10%)	(10%)	(5%)	(5%)

TOTAL OPERATING EXPENSES	$5,985	$(794)	$5,191	$5,944	$(816)	$5,128	1%	1%	4%	5%
Cloud software as a service and platform as a service	292	(4)	288	203	(3)	200	44%	43%	48%	47%
Stock-based compensation (3)	256	(256)	—	230	(230)	—	11%	*	11%	*
Amortization of intangible assets (4)	408	(408)	—	527	(527)	—	(23%)	*	(23%)	*
Acquisition related and other	11	(11)	—	8	(8)	—	38%	*	42%	*
Restructuring	115	(115)	—	48	(48)	—	141%	*	157%	*
CLOUD SOFTWARE AS A SERVICE AND PLATFORM AS A SERVICE MARGIN %	50%		51%	45%		47%	452 bp.	423 bp.	445 bp.	413 bp.
OPERATING INCOME	$3,027	$796	$3,823	$3,383	$823	$4,206	(11%)	(9%)	(5%)	(4%)
OPERATING MARGIN %	34%		42%	36%		45%	(269) bp.	(265) bp.	(206) bp.	(237) bp.
INCOME TAX EFFECTS (5)	$590	$207	$797	$655	$247	$902	(10%)	(12%)	(3%)	(6%)
NET INCOME	$2,142	$589	$2,731	$2,495	$576	$3,071	(14%)	(11%)	(8%)	(6%)
DILUTED EARNINGS PER SHARE	$0.50		$0.64	$0.56		$0.68	(9%)	(6%)	(2%)	0%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,256	—	4,256	4,494	—	4,494	(5%)	(5%)	(5%)	(5%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended February 29, 2016			Three Months Ended February 28, 2015
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$57	$(57)	$—	$45	$(45)	$—
Cloud infrastructure as a service	1	(1)	—	1	(1)	—
Software license updates and product support	6	(6)	—	6	(6)	—
Hardware products	1	(1)	—	1	(1)	—
Hardware support	1	(1)	—	2	(2)	—
Services	7	(7)	—	8	(8)	—
Research and development	154	(154)	—	138	(138)	—
General and administrative	29	(29)	—	29	(29)	—

Subtotal	256	(256)	—	230	(230)	—

Cloud software as a service and platform as a service	4	(4)	—	3	(3)	—
Acquisition related and other	—	—	—	1	(1)	—

Total stock-based compensation	$260	$(260)	$—	$234	$(234)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of February 29, 2016 was as follows:

Remainder of Fiscal 2016	$353
Fiscal 2017	1,016
Fiscal 2018	867
Fiscal 2019	760
Fiscal 2020	615
Fiscal 2021	470
Thereafter	1,168

Total intangible assets, net	$5,249

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.6% and 20.8% in the third quarter of fiscal 2016 and 2015, respectively, and an effective non-GAAP tax rate of 22.6% and 22.7% in the third quarter of fiscal 2016 and 2015, respectively. The differences between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2016 and 2015 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2016 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended						% Increase		% Increase (Decrease)
	February 29, 2016	% of Revenues		February 28, 2015	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$1,517	6%		$1,069	4%		42%		46%
Cloud infrastructure as a service	477	2%		448	2%		7%		12%

Total cloud revenues	1,994	8%		1,517	6%		31%		36%

New software licenses	4,509	17%		5,397	19%		(16%	)	(11%	)
Software license updates and product support	14,048	53%		14,161	51%		(1%	)	6%

Total on-premise software revenues	18,557	70%		19,558	70%		(5%	)	1%

Total cloud and on-premise software revenues	20,551	78%		21,075	76%		(2%	)	4%

Hardware products	1,746	7%		2,007	7%		(13%	)	(6%	)
Hardware support	1,639	6%		1,791	7%		(8%	)	(2%	)

Total hardware revenues	3,385	13%		3,798	14%		(11%	)	(4%	)

Total services revenues	2,517	9%		2,647	10%		(5%	)	2%

Total revenues	26,453	100%		27,520	100%		(4%	)	2%

OPERATING EXPENSES
Sales and marketing	5,578	21%		5,443	20%		2%		9%
Cloud software as a service and platform as a service	847	3%		517	2%		64%		70%
Cloud infrastructure as a service	268	1%		254	1%		5%		10%
Software license updates and product support	877	3%		867	3%		1%		8%
Hardware products	967	4%		1,034	4%		(6%	)	1%
Hardware support	526	2%		628	2%		(16%	)	(11%	)
Services	2,058	8%		2,179	8%		(6%	)	2%
Research and development	4,253	16%		4,088	15%		4%		6%
General and administrative	832	3%		799	3%		4%		9%
Amortization of intangible assets	1,283	5%		1,642	6%		(22%	)	(22%	)
Acquisition related and other	35	0%		12	0%		201%		226%
Restructuring	293	1%		168	0%		74%		100%

Total operating expenses	17,817	67%		17,631	64%		1%		6%

OPERATING INCOME	8,636	33%		9,889	36%		(13%	)	(4%	)
Interest expense	(1,105)	(4%	)	(817)	(3%	)	35%		35%
Non-operating income, net	179	0%		65	0%		174%		228%

INCOME BEFORE PROVISION FOR INCOME TAXES	7,710	29%		9,137	33%		(16%	)	(6%	)

Provision for income taxes	1,623	6%		1,956	7%		(17%	)	(8%	)

NET INCOME	$6,087	23%		$7,181	26%		(15%	)	(6%	)

EARNINGS PER SHARE:
Basic	$1.43			$1.63
Diluted	$1.41			$1.59
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,246			4,419
Diluted	4,328			4,516

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the nine months ended February 29, 2016 compared with the corresponding prior year period decreased our revenues by 6 percentage points, operating expenses by 5 percentage points and operating income by 9 percentage points.

ORACLE CORPORATION

Q3 FISCAL 2016 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	February 29, 2016 GAAP	Adj.	February 29, 2016 Non-GAAP	February 28, 2015 GAAP	Adj.	February 28, 2015 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$26,453	$8	$26,461	$27,520	$21	$27,541	(4%	)	(4%	)	2%		2%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$20,551	$7	$20,558	$21,075	$18	$21,093	(2%	)	(3%	)	4%		4%
Cloud software as a service and platform as a service	1,517	6	1,523	1,069	9	1,078	42%		41%		46%		46%
Cloud infrastructure as a service	477	—	477	448	—	448	7%		7%		12%		12%
New software licenses	4,509	—	4,509	5,397	—	5,397	(16%	)	(16%	)	(11%	)	(11%	)
Software license updates and product support	14,048	1	14,049	14,161	9	14,170	(1%	)	(1%	)	6%		6%
TOTAL HARDWARE REVENUES	$3,385	$1	$3,386	$3,798	$3	$3,801	(11%	)	(11%	)	(4%	)	(4%	)
Hardware products	1,746	—	1,746	2,007	—	2,007	(13%	)	(13%	)	(6%	)	(6%	)
Hardware support	1,639	1	1,640	1,791	3	1,794	(8%	)	(9%	)	(2%	)	(2%	)

TOTAL OPERATING EXPENSES	$17,817	$(2,376)	$15,441	$17,631	$(2,506)	$15,125	1%		2%		6%		8%
Stock-based compensation (3)	765	(765)	—	684	(684)	—	12%		*		12%		*
Amortization of intangible assets (4)	1,283	(1,283)	—	1,642	(1,642)	—	(22%	)	*		(22%	)	*
Acquisition related and other	35	(35)	—	12	(12)	—	201%		*		226%		*
Restructuring	293	(293)	—	168	(168)	—	74%		*		100%		*
OPERATING INCOME	$8,636	$2,384	$11,020	$9,889	$2,527	$12,416	(13%	)	(11%	)	(4%	)	(4%	)
OPERATING MARGIN %	33%		42%	36%		45%	(329) bp.		(344) bp.		(228) bp.		(293) bp.
INCOME TAX EFFECTS (5)	$1,623	$658	$2,281	$1,956	$715	$2,671	(17%	)	(15%	)	(8%	)	(7%	)
NET INCOME	$6,087	$1,726	$7,813	$7,181	$1,812	$8,993	(15%	)	(13%	)	(6%	)	(6%	)
DILUTED EARNINGS PER SHARE	$1.41		$1.81	$1.59		$1.99	(12%	)	(9%	)	(2%	)	(2%	)
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,328	—	4,328	4,516	—	4,516	(4%	)	(4%	)	(4%	)	(4%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Nine Months Ended February 29, 2016			Nine Months Ended February 28, 2015
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$163	$(163)	$—	$131	$(131)	$—
Cloud software as a service and platform as a service	13	(13)	—	8	(8)	—
Cloud infrastructure as a service	3	(3)	—	3	(3)	—
Software license updates and product support	18	(18)	—	15	(15)	—
Hardware products	4	(4)	—	4	(4)	—
Hardware support	4	(4)	—	4	(4)	—
Services	22	(22)	—	23	(23)	—
Research and development	452	(452)	—	380	(380)	—
General and administrative	86	(86)	—	116	(116)	—

Subtotal	765	(765)	—	684	(684)	—

Acquisition related and other	3	(3)	—	5	(5)	—

Total stock-based compensation	$768	$(768)	$—	$689	$(689)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of February 29, 2016 was as follows:

Remainder of Fiscal 2016	$353
Fiscal 2017	1,016
Fiscal 2018	867
Fiscal 2019	760
Fiscal 2020	615
Fiscal 2021	470
Thereafter	1,168

Total intangible assets, net	$5,249

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.0% and 21.4% in the first nine months of fiscal 2016 and 2015, respectively, and an effective non-GAAP tax rate of 22.6% and 22.9% in the first nine months of fiscal 2016 and 2015, respectively. The differences between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2016 and 2015 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 29, 2016	May 31, 2015
ASSETS

Current Assets:
Cash and cash equivalents	$15,583	$21,716
Marketable securities	35,184	32,652
Trade receivables, net	3,844	5,618
Inventories	212	314
Prepaid expenses and other current assets	2,246	2,220

Total Current Assets	57,069	62,520
Non-Current Assets:
Property, plant and equipment, net	4,011	3,686
Intangible assets, net	5,249	6,406
Goodwill, net	34,284	34,087
Deferred tax assets	1,382	1,458
Other assets	2,899	2,746

Total Non-Current Assets	47,825	48,383

TOTAL ASSETS	$104,894	$110,903

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current	$—	$1,999
Accounts payable	410	806
Accrued compensation and related benefits	1,536	1,839
Deferred revenues	6,912	7,245
Other current liabilities	2,967	3,317

Total Current Liabilities	11,825	15,206
Non-Current Liabilities:
Notes payable, non-current	40,106	39,959
Income taxes payable	4,418	4,386
Other non-current liabilities	2,209	2,254

Total Non-Current Liabilities	46,733	46,599
Equity	46,336	49,098

TOTAL LIABILITIES AND EQUITY	$104,894	$110,903

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended
	February 29, 2016	February 28, 2015
Cash Flows From Operating Activities:
Net income	$6,087	$7,181
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	643	502
Amortization of intangible assets	1,283	1,642
Deferred income taxes	(143)	(486)
Stock-based compensation	768	689
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	188	284
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(61)	(167)
Other, net	116	126
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,746	1,867
Decrease (increase) in inventories	87	(78)
Decrease in prepaid expenses and other assets	95	362
Decrease in accounts payable and other liabilities	(890)	(1,204)
Decrease in income taxes payable	(112)	(369)
Increase (decrease) in deferred revenues	24	(296)

Net cash provided by operating activities	9,831	10,053

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(21,549)	(23,339)
Proceeds from maturities and sales of marketable securities and other investments	18,845	15,042
Acquisitions, net of cash acquired	(313)	(6,232)
Capital expenditures	(1,009)	(794)

Net cash used for investing activities	(4,026)	(15,323)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(8,467)	(6,079)
Proceeds from issuances of common stock	802	1,456
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(82)	(11)
Payments of dividends to stockholders	(1,918)	(1,600)
Proceeds from borrowings, net of issuance costs	—	9,945
Repayments of borrowings	(2,000)	(1,500)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	61	167
Distributions to noncontrolling interests	(85)	(196)

Net cash (used for) provided by financing activities	(11,689)	2,182

Effect of exchange rate changes on cash and cash equivalents	(249)	(980)

Net decrease in cash and cash equivalents	(6,133)	(4,068)

Cash and cash equivalents at beginning of period	21,716	17,769

Cash and cash equivalents at end of period	$15,583	$13,701

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2015				Fiscal 2016
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$15,357	$15,273	$14,509	$14,336	$13,464	$12,903	$14,114

Capital Expenditures	(628)	(727)	(948)	(1,391)	(1,636)	(1,606)	(1,606)

Free Cash Flow	$14,729	$14,546	$13,561	$12,945	$11,828	$11,297	$12,508

% Growth over prior year	4%	0%	(6)%	(10)%	(20)%	(22)%	(8)%
GAAP Net Income	$10,948	$10,896	$10,827	$9,938	$9,501	$9,198	$8,844

Free Cash Flow as a % of Net Income	135%	133%	125%	130%	124%	123%	141%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
REVENUES
Cloud software as a service and platform as a service	$337		$361		$372		$416		$1,485		$451		$484		$583			$1,517
Cloud infrastructure as a service	138		155		155		160		608		160		165		152			477

Total cloud revenues	475		516		527		576		2,093		611		649		735			1,994
New software licenses	1,370		2,045		1,982		3,138		8,535		1,151		1,677		1,680			4,509
Software license updates and product support	4,731		4,768		4,661		4,686		18,847		4,696		4,683		4,669			14,048

Total on-premise software revenues	6,101		6,813		6,643		7,824		27,382		5,847		6,360		6,349			18,557

Total cloud and on-premise software revenues	6,576		7,329		7,170		8,400		29,475		6,458		7,009		7,084			20,551
Hardware products	578		717		712		818		2,825		570		573		604			1,746
Hardware support	587		617		587		589		2,380		558		550		531			1,639

Total hardware revenues	1,165		1,334		1,299		1,407		5,205		1,128		1,123		1,135			3,385
Total services revenues	855		935		858		899		3,546		862		861		793			2,517

Total revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448		$8,993		$9,012			$26,453

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service and platform as a service	32%		39%		30%		29%		32%		34%		34%		57%			42%
Cloud infrastructure as a service	26%		60%		28%		25%		33%		16%		7%		(2%	)		7%
Total cloud revenues	31%		45%		29%		28%		33%		29%		26%		40%			31%
New software licenses	(2%	)	(4%	)	(7%	)	(17%	)	(9%	)	(16%	)	(18%	)	(15%	)		(16%	)
Software license updates and product support	7%		6%		2%		0%		4%		(1%	)	(2%	)	0%			(1%	)
Total on-premise software revenues	5%		3%		(1%	)	(8%	)	(1%	)	(4%	)	(7%	)	(4%	)		(5%	)
Total cloud and on-premise software revenues	6%		5%		1%		(6%	)	1%		(2%	)	(4%	)	(1%	)		(2%	)
Hardware products	(14%	)	0%		(2%	)	(6%	)	(5%	)	(1%	)	(20%	)	(15%	)		(13%	)
Hardware support	(1%	)	1%		(2%	)	(1%	)	(1%	)	(5%	)	(11%	)	(10%	)		(8%	)
Total hardware revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)	(16%	)	(13%	)		(11%	)
Total services revenues	(7%	)	(3%	)	(3%	)	(4%	)	(4%	)	1%		(8%	)	(7%	)		(5%	)
Total revenues	3%		3%		0%		(5%	)	0%		(2%	)	(6%	)	(3%	)		(4%	)
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service and platform as a service	32%		41%		34%		35%		35%		38%		39%		61%			46%
Cloud infrastructure as a service	25%		62%		32%		31%		36%		23%		11%		2%			12%
Total cloud revenues	30%		47%		33%		34%		36%		34%		31%		44%			36%
New software licenses	(2%	)	0%		0%		(10%	)	(4%	)	(9%	)	(12%	)	(11%	)		(11%	)
Software license updates and product support	6%		9%		8%		8%		8%		8%		5%		5%			6%
Total on-premise software revenues	4%		6%		6%		0%		4%		4%		0%		0%			1%
Total cloud and on-premise software revenues	6%		8%		7%		2%		5%		6%		2%		3%			4%
Hardware products	(14%	)	4%		6%		3%		0%		9%		(14%	)	(10%	)		(6%	)
Hardware support	(2%	)	5%		4%		7%		4%		4%		(5%	)	(5%	)		(2%	)
Total hardware revenues	(8%	)	4%		5%		5%		2%		6%		(10%	)	(8%	)		(4%	)
Total services revenues	(8%	)	1%		3%		5%		0%		10%		0%		(2%	)		2%
Total revenues	2%		7%		6%		3%		4%		7%		0%		1%			2%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,620		$5,221		$5,134		$6,133		$21,107		$4,716		$4,960		$4,942			$14,620
Europe, Middle East & Africa	2,589		2,911		2,813		3,067		11,380		2,456		2,645		2,661			7,761
Asia Pacific	1,387		1,466		1,380		1,506		5,739		1,276		1,388		1,409			4,072

Total revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448		$8,993		$9,012			$26,453

HEADCOUNT
GEOGRAPHIC AREA
Americas	54,073		57,243		58,117		58,415				59,901		59,999		60,437
Europe, Middle East & Africa	23,349		26,997		26,989		26,988				27,030		27,541		27,275
Asia Pacific	45,496		46,312		46,456		46,962				48,139		48,620		48,694

Total company	122,918		130,552		131,562		132,365				135,070		136,160		136,406

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,614		$4,044		$4,021		$4,926		$16,604		$3,684		$3,927		$3,964			$11,576

Total hardware revenues	$583		$716		$686		$751		$2,737		$589		$595		$571			$1,755

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	5%		6%		5%		6%		6%		2%		(3%	)	(1%	)		(1%	)
Total hardware revenues	(9%	)	3%		5%		1%		0%		1%		(17%	)	(17%	)		(12%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		8%		7%		9%		7%		6%		0%		1%			2%
Total hardware revenues	(8%	)	5%		7%		4%		2%		6%		(14%	)	(13%	)		(8%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,992		$2,234		$2,169		$2,369		$8,764		$1,873		$2,066		$2,069			$6,008

Total hardware revenues	$338		$380		$379		$423		$1,519		$330		$316		$349			$995

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	10%		4%		(3%	)	(22%	)	(5%	)	(6%	)	(8%	)	(5%	)		(6%	)
Total hardware revenues	(6%	)	2%		(6%	)	(4%	)	(3%	)	(2%	)	(17%	)	(8%	)		(9%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		9%		9%		(8%	)	3%		7%		3%		2%			4%
Total hardware revenues	(7%	)	8%		8%		15%		6%		14%		(6%	)	(1%	)		2%

ASIA PACIFIC
Total cloud and on-premise software revenues	$970		$1,051		$980		$1,105		$4,107		$901		$1,016		$1,051			$2,967

Total hardware revenues	$244		$238		$234		$233		$949		$209		$212		$215			$635

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	3%		2%		(3%	)	(10%	)	(3%	)	(7%	)	(3%	)	7%			(1%	)
Total hardware revenues	(8%	)	(7%	)	(12%	)	(16%	)	(11%	)	(14%	)	(11%	)	(8%	)		(11%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	2%		7%		4%		(1%	)	3%		7%		6%		13%			9%
Total hardware revenues	(8%	)	(3%	)	(6%	)	(8%	)	(6%	)	(3%	)	(3%	)	(3%	)		(3%	)

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,576		$7,329		$7,170		$8,400		$29,475		$6,458		$7,009		$7,084			$20,551

Total hardware revenues	$1,165		$1,334		$1,299		$1,407		$5,205		$1,128		$1,123		$1,135			$3,385

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	6%		5%		1%		(6%	)	1%		(2%	)	(4%	)	(1%	)		(2%	)
Total hardware revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)	(16%	)	(13%	)		(11%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		8%		7%		2%		5%		6%		2%		3%			4%
Total hardware revenues	(8%	)	4%		5%		5%		2%		6%		(10%	)	(8%	)		(4%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2016 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.